EXHIBIT 10.4(b)

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER ONE
TO
GLOBAL LICENSE AGREEMENT

THIS AMENDMENT NUMBER ONE TO GLOBAL LICENSE AGREEMENT (this “Amendment”) is effective as of October 15, 2025 (the “Amendment Effective Date”) and is made and entered into by and between Prothena Biosciences Limited (“Prothena”) and Celgene Switzerland LLC (“Celgene”).

RECITALS

WHEREAS, Prothena and Celgene are parties to that certain Global License Agreement, dated as of July 5, 2023 (the “Agreement”); and

WHEREAS, Prothena and Celgene wish to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, Prothena and Celgene, intending to be legally bound hereby, agree as follows, effective as of the Amendment Effective Date:

AGREEMENT

1.Amendments.

(a)A new Section 1.85 is hereby added to the Agreement as follows:

“1.85    “Celgene Protected Materials” means any proprietary Celgene cell lines, cell lines culture media and other Manufacturing materials that are used by Celgene or its Affiliates or any of its or their Sublicensees in connection with the Manufacturing, Development or Commercialization of the Licensed Products.”

(b)Section 10.8.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

    “10.8.1    Reversion. All Licensed Program Antibodies that were the subject of Clinical Trials conducted by Celgene pursuant to this Agreement shall be automatically and immediately deemed “Prothena Reversion Antibodies”. Celgene shall grant and

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hereby grants to Prothena a non-exclusive, royalty-free, license in the Territory, with the right to grant sublicenses through multiple tiers, under any Patents and/or Know-How Controlled by Celgene or its Affiliates as of the termination effective date claiming or covering[***], into the Prothena Reversion Antibodies as they exist as of such termination effective date, solely as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Prothena Reversion Antibodies [***] in the Field in the Territory [***].

With respect to any Celgene Protected Material used with any Prothena Reversion Antibodies, Celgene shall, if requested by Prothena, use commercially reasonable efforts to provide Prothena the benefit of the Celgene Protected Materials solely for the purposes of Manufacturing the Licensed Products (the “Permitted Manufacturing Activities”), in each case, in the Territory solely for the purposes of exploiting the Prothena Reversion Antibody only as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Prothena Reversion Antibodies [***] in the Field in the Territory (collectively, the “Permitted Purposes”)[***].”

(c)A new Section 10.8.2(g) is hereby added to the Agreement as follows:

    “(g)    Notwithstanding anything to the contrary, prior to Celgene disclosing any information related to the Celgene Protected Material to Prothena, the Parties agree to enter into and fully execute a specific and separate confidentiality and non-disclosure agreement, that would identify the Prothena representatives receiving access to such information related to the Celgene Protected Materials.”

2.Defined Terms. Capitalized terms used in this Amendment (including in the Recitals) but that are not defined herein shall have the meanings given to them in the Agreement.

3.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

4.Miscellaneous. Except as specifically set forth herein, all the terms and provisions of the Agreement shall remain unchanged, unmodified and in full force and effect, and the Agreement shall be read together and construed with this Amendment. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the

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same amendatory instrument and any of the parties hereto may execute this Amendment by signing one counterpart. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. This Amendment, together with the Agreement as amended hereby, shall supersede and replace any prior agreement between the parties relating to the subject matter hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective authorized representatives effective as of the Amendment Effective Date set forth above.

PROTHENA BIOSCIENCES LIMITED        CELGENE SWITZERLAND LLC

By: /s/ [Name]        By: /s/ [Name]

Printed Name: [Name]        Printed Name: [Name]

Title: [Title]                        Title: [Title]

Date: [Date]        Date: [Date]

Signature Page to Amendment Number One to Global License Agreement